UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

ANN INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square

New York, New York 10036

(Address, including Zip Code, of Registrant’s Principal Executive Offices)

(212) 541-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Names or Former Addresses, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders of ANN INC. (the “Company”) was held on May 18, 2011. The following matters were voted upon by the Company’s stockholders at the meeting:

1.	Election of Directors

	000000000	000000000	000000000	000000000
Name	For	Against	Abstained	Broker Non-Votes
Dale W. Hilpert	40,394,743	3,343,770	14,053	4,220,396
Ronald W. Hovsepian	39,937,194	3,801,884	13,488	4,220,396
Linda A. Huett	43,571,347	168,197	13,022	4,220,396

2. Advisory, non-binding vote on the compensation paid to the Company’s named executive officers, as set forth in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders.

	For	Against	Abstained	Broker Non-Votes
	36,110,050	7,607,506	35,010	4,220,396

3. Advisory, non-binding vote to establish the frequency of submission to stockholders of the advisory vote on the compensation paid to the Company’s named executive officers.

	1 Year	2 Years	3 Years	Abstained
	32,434,560	94,893	11,199,106	24,007

4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

	For	Against	Abstained
	47,218,943	713,286	40,733

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANN INC.

	By:	/s/ Barbara K. Eisenberg
Barbara K. Eisenberg
Date: May 23, 2011		Executive Vice President, General Counsel and Secretary